                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           Jacksonville Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

March 31, 2003

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Jacksonville Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office, 1211 West Morton Avenue, Jacksonville, Illinois at 1:30 p.m. Illinois time on April 22, 2003.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of McGladrey & Pullen, LLP, as auditors for the Company's 2003 fiscal year.

It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. You may revoke your proxy at any time prior to its exercise, and you may attend the annual meeting and vote in person, even if you have previously returned your proxy card. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

We thank you for your prompt attention to this matter and appreciate your support.

Sincerely,


/s/ Andrew F. Applebee                           /s/ Richard A. Foss
--------------------------                       ---------------------------
Andrew F. Applebee                               Richard A. Foss
Chairman of the Board                            President and Chief
                                                 Executive Officer

                           JACKSONVILLE BANCORP, INC.
                            1211 West Morton Avenue,
                             Jacksonville, Illinois
                                 (217) 245-4111

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 22, 2003

     Notice is hereby given that the Annual Meeting of Jacksonville Bancorp, Inc. (the "Company") will be held at the Company's main office, 1211 West Morton Avenue, Jacksonville, Illinois on April 22, 2003, at 1:30 p.m., Illinois time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of four directors of the Company;

     2 The ratification of the appointment of McGladrey & Pullen, LLP as auditors for the Company for the fiscal year ending December 31, 2003; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Jacksonville Bancorp, M.H.C., the Company's mutual holding company, owns 54.06% of the Company's issued and outstanding common stock and intends to vote its shares in favor of the proposals described in this proxy statement. A list of the Company's stockholders entitled to vote at the Meeting will be available for examination, during ordinary business hours, at the offices of the Company, 1211 West Morton Avenue, Jacksonville, Illinois, for ten days prior to the Meeting.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                      By Order of the Board of Directors


                                      /s/ John D. Eilering
                                      -----------------------------------
                                      Corporate Secretary

Jacksonville, Illinois
March 31, 2003

                                 PROXY STATEMENT

                           JACKSONVILLE BANCORP, INC.
                            1211 West Morton Avenue,
                             Jacksonville, Illinois
                                 (217) 245-4111

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Company's main office, 1211 West Morton Avenue, Jacksonville, Illinois on April 22, 2003, at 1:30 p.m., Illinois time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 31, 2003.

     The Company was incorporated under federal law on May 3, 2002 by Jacksonville Savings Bank ("the Bank") as part of a reorganization into a two-tier mutual holding company structure (the "Reorganization"). Prior to the Reorganization, the Bank was a majority-owned subsidiary of Jacksonville Bancorp, MHC (the "Mutual Holding Company"), which held 54.06% of the outstanding shares of common stock of the Bank while the remaining shares were held by our stockholders. As part of the Reorganization, the Company became the majority-owned subsidiary of the Mutual Holding Company and the Bank became the wholly owned subsidiary of the Company. The stockholders of the Bank, including the Mutual Holding Company, exchanged their shares of stock in the Bank for shares of the Company's common stock. Following the Reorganization, the relative ownership of the stockholders of the Company remained the same as their ownership of the Bank with the Mutual Holding Company holding 54.06% of the outstanding shares of the Company and the remaining shares are held by our stockholders.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address of the Company set forth above, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Meeting consist of the common stock, $0.01 par value per share, of the Company (the "Common Stock"). Each share of the Common Stock entitles the record holder to one vote on all matters. March 28, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had 1,921,304 shares of Common Stock issued and outstanding which were held by approximately 639 holders of record. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

     The Mutual Holding Company, parent of the Company, owns 1,038,738 shares, or 54.06% of the Company's 1,921,304 shares of Common Stock outstanding on the Record Date. The affirmative vote of a majority of stockholders present at the Annual Meeting in person or by proxy is required for approval of McGladrey & Pullen, LLP to serve as our independent auditor for the year ended December 31, 2003. A plurality of votes cast is required to elect directors. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present but will not be counted as votes in favor of the proposals.

     As provided in the Charter of the Company, recordholders of Common Stock, except for the Mutual Holding Company, who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to vote any shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock. Information regarding the common stock ownership of each director individually is set forth under "Proposal I - Election of Directors." This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

                                               AMOUNT OF SHARES
                                               OWNED AND NATURE          PERCENT OF SHARES
       NAME AND ADDRESS OF                      OF BENEFICIAL             OF COMMON STOCK
        BENEFICIAL OWNERS                       OWNERSHIP (1)               OUTSTANDING
  ---------------------------              ------------------------   -----------------------
Jacksonville Bancorp, M.H.C. (2)                  1,038,738                    54.1%
1211 West Morton Avenue,
Jacksonville, Illinois

All Directors and Executive Officers                211,435                    11.0
as a Group (8 persons)(3)

-----------------------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose Includes all shares held or direct the disposition of shares. directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of Jacksonville Bancorp, M.H.C.
(3) The share ownership of all directors and executive officers as a group represents 24.0% of all shares issued to minority stockholders.

THE COMPANY

     The Company was incorporated under Federal law on May 3, 2002. The Company is a savings and loan holding company and its sole business activity is the ownership of 100% of the outstanding shares of common stock of the Bank.

THE BANK

     The Bank is an Illinois -chartered savings bank headquartered in Jacksonville, Illinois. The Bank's deposits are insured by the FDIC under the Savings Association Insurance Fund ("SAIF"). The Bank was originally chartered in 1916 as a state-chartered savings and loan association and converted to a state-chartered savings Bank in 1992. The Bank has been a member of the Federal Home Loan Bank (the "FHLB") System since 1932. The Bank conducts its business from its main office and six branches, two of which are located in Jacksonville, one of which is located in Virden, Illinois, one of which is located in Litchfield, Illinois, one of which is located in Chapin, Illinois, and one of which is located in Concord, Illinois. The Bank's market area includes Morgan, Montgomery and Macoupin Counties in Illinois. At December 31, 2002 the Bank had total assets of $252.5 million, deposits of $226.0 million, and total stockholders' equity of $20.0 million. The Bank's principal executive office is located at 1211 West Morton Avenue, Jacksonville, Illinois, and its telephone number at that address is (217) 245-4111.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of eight members as is set forth in the Company's Bylaws. The Company's Bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Roger D. Cannell, Richard A. Foss and Michael R. Goldasich, each to serve as a director for a three-year term and Harmon B. Deal, III to serve as a director for a two-year term. The nominees are currently members of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            BENEFICIALLY
                         AGE                  POSITIONS                                       OWNED ON
                        AS OF                HELD IN THE           DIRECTOR      TERM        THE RECORD     PERCENT
      NAME(1)          12/31/02                COMPANY             SINCE (2)    TO EXPIRE     DATE (3)      OF CLASS
---------------------  --------  -------------------------------- -----------  ----------- -------------- ------------
                                                      NOMINEE
Roger D. Cannell          67       Director                          1979        2006        10,050 (4)        *
Richard A. Foss           52       President, Chief Executive        1993        2006        70,665 (5)        3.68%
                                   Officer and Director
Michael R. Goldasich      64       Director                          1987        2006         3,712 (6)        *
Harmon B. Deal, III       42       --                                  --        2005         5,500 (12)       *

                                            DIRECTORS CONTINUING IN OFFICE

Andrew F. Applebee        53       Chairman of the Board             1982        2004        81,240 (7)        4.23%
Emily J. Osburn           61       Director                          1982        2004        12,350 (8)        *
Harvey D. Scott III       52       Director                          1991        2004         7,800 (9)        *
Dean H. Hess              55       Director                          2000        2005        10,139 (10)       *
John C. Williams          54       Director, Senior Vice President   2000        2005        15,479 (11)       *
                                   and Trust Officer

-------------------------------------
(*)  Less than 1%.
(1) The mailing address for each person listed is 1211 West Morton Avenue, Jacksonville, Illinois. Each of the persons listed is also a director of Jacksonville Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.
(2) Reflects initial appointment to the Board of Directors of the Company's mutual predecessor.
(3)  Shares of Common Stock are held directly unless indicated otherwise.

(4) Mr. Cannell has shared voting and investment power over 750 shares and sole voting and investment power over 9,300 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 2,700 shares of Common Stock.
(5) Mr. Foss has shared voting and investment power over 7,740 shares and sole voting and investment power over 62,925 shares; includes 4,500 shares awarded pursuant to the Company's restricted stock plan and options to purchase 29,000 shares of Common Stock.
(6) Mr. Goldasich has shared voting and investment power over 375 shares and sole voting and investment power over 3,337 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 2,700 shares of Common Stock.
(7) Mr. Applebee has shared voting and investment power over 10,200 shares and sole voting and investment power over 71,040 shares; includes 4,080 shares awarded pursuant to the Company's restricted stock plan and options to purchase 30,500 shares of Common Stock.
(8) Ms. Osburn has sole voting and investment power over 12,350 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 2,700 shares of Common Stock.
(9) Mr. Scott has shared voting and investment power over 4,500 shares reported and sole voting and investment power over 3,300 shares; includes 600 shares awarded pursuant to the Company's restricted stock plan and options to purchase 2,700 shares of Common Stock.
(10) Mr. Hess has shared voting and investment power over 5,339 shares of Common Stock and sole voting powers over 4,800 shares, including options to purchase 1,200 shares of Common Stock.
(11) Mr. Williams has sole voting and investment power over 15,479 shares of Common Stock, including options to purchase 11,000 shares of Common Stock.
(12) Mr. Deal has sole voting and investment power over 5,500 shares of Common Stock.

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     ANDREW F. APPLEBEE was elected Chairman of the Board of Directors in January 1994. In addition, Mr. Applebee acted as the Company's Chief Executive Officer until January 2001. Prior thereto Mr. Applebee was the President of the Company. Mr. Applebee has been employed by the Company since 1976.

     EMILY J. OSBURN is retired. Prior to her retirement she was the manager of radio stations WLDS and WEAI, which are located in Jacksonville, Illinois.

     HARVEY D. SCOTT, III is an orthopedic surgeon with Orthopaedic Center of Illinois in Jacksonville, Illinois.

     ROGER D. CANNELL is a certified public accountant. Mr. Cannell is a principal of Cannell & Sheehan, Ltd., a public accounting firm located in Jacksonville, Illinois.

     HARMON B. DEAL, III has been the President of Deal & Co., Inc., which is the general partner of Deal Partners, L.P., an investment partnership, located in Jacksonville, Illinois since 1997. Prior to that time, he was a partner and principal in Rowe, Henry, and Deal, Inc., Investment Securities, Jacksonville, Illinois from 1986 to 1996. He holds a bachelor's degree in general business from Jacksonville University, Jacksonville, Florida. He has been an active member of the Jacksonville community since 1986.

     RICHARD A. FOSS has been the President and Chief Executive Officer of the Company since 2001. From 1994 until 2001 he served as the Company's President and Chief Operating Officer. From 1992 until his appointment as President, Mr. Foss was the Company's Executive Vice President. Mr. Foss has been employed with the Company since 1986 when he was named Vice President. In addition, Mr. Foss is also President of Financial Resources Group, Inc., the Company's wholly-owned subsidiary.

     MICHAEL R. GOLDASICH is an architect. He is the President of Goldasich-Audo Architects, located in Jacksonville, Illinois.

     DEAN H. HESS is a grain and livestock farmer in Morgan County. Prior to the merger with the Company, Mr. Hess had served on the Board of Directors of Chapin State Bank since 1981.

     JOHN C. WILLIAMS is a Senior Vice President and Trust Officer for the Company, and manages the Chapin branch facility. Prior to the merger of Chapin State Bank with the Company, he was the Chairman of the Board, President and Trust Officer of Chapin State Bank.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

     The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2002, the Board of Directors held 12 regular meetings and two special meetings. During the year ended December 31, 2002, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served. The Board of Directors has established various committees to which certain responsibilities have been delegated. The committees include the following:

     o The full Board of Directors acts as the Company's Compensation Committee. The Compensation Committee reviews the salary and benefits provided to the Company's officers and employees. During fiscal year 2002, the Board met one time in its capacity as Compensation Committee.

     o The Nominating Committee consists of the entire Board. The Nominating Committee met one time in fiscal year 2002. The Nominating Committee will consider nominations from shareholders if they are timely, made in a manner consistent with the Company's bylaws and includes information required to be included in a proxy statement.

     o The Company's Audit Committee consists of Directors Cannell, Goldasich and Osburn and the Company's internal auditor, Ms. Amy Hadden. The Audit Committee meets as needed in order to examine and approve the audit report prepared by the Company's independent auditors and to conduct such other business as is necessary. During fiscal year 2002, the Audit Committee met five times.

AUDIT COMMITTEE REPORT

     In accordance with the Sarbanes -Oxley Act of 2002 the Board of Directors has determined that Roger Cannell is qualified to serve as an audit committee financial expert. The Board made this determination based on Mr. Cannell's experience as a Certified Public Accountant. The Board believes that this experience makes Mr. Cannell qualified to serve as the audit committee financial expert for the Company.

     In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     In accordance with its written charter and as part of its ongoing activities, the Audit Committee has:

     o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002;

     o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

              This report has been provided by the Audit Committee:

Directors Cannell, Goldasich, Osburn, and the Company's Internal Auditor, Amy Hadden.

DIRECTORS' COMPENSATION

     CASH COMPENSATION. Members of the Board of Directors of the Company each received $6,600 during the fiscal year ended December 31, 2002. The Company paid a total of $59,400 in directors' fees for the year ended December 31, 2002.

EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal years ended December 31, 2002, 2001 and 2000, certain information as to the total remuneration paid by the Company to the Chairman and the Chief Executive Officer, and all other officers of the Company with total income in excess of $100,000 as of December 31, 2002 ("Named Executive Officers").

------------------------ ------- ------------ -------- -------------- ----------- -------- ----------- -----------------
                                        ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                 ------------------------------------ --------------------------------
                                                                               AWARDS        PAYOUTS
                                                                      -------------------- -----------
                          YEAR                             OTHER       RESTRICTED                            ALL
       NAME AND           ENDED                            ANNUAL        STOCK    OPTIONS/    LTIP          OTHER
 PRINCIPAL POSITION(1)    12/31    SALARY(3)    BONUS   COMPENSATION     AWARDS     SARS     PAYOUTS    COMPENSATION(2)
------------------------ ------- ------------ -------- -------------- ----------- -------- ----------- -----------------
Andrew F. Applebee         2002    $112,808    $1,500       $--         $    --       --          --       $8,100
Chairman of the Board      2001     116,259        --        --              --   14,000          --        8,100
                           2000     114,492    13,400        --           5,006       --          --        8,100
------------------------ ------- ------------ -------- -------------- ----------- -------- ----------- -----------------
Richard A. Foss            2002    $117,618    $1,500       $--         $    --       --          --       $8,100
President, Chief           2001     120,053        --        --              --   14,000          --        8,100
Executive Officer and      2000     116,282    13,400        --           4,712       --          --        8,100
Director
------------------------ ------- ------------ -------- -------------- ----------- -------- ----------- -----------------

------------------
(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(2) All other compensation consisted of board fees from the Company to Messrs. totaling $6,600 and board fees from the Applebee and Foss Company's wholly owned subsidiary of $1,500.
(3) Includes deferred compensation for Mr. Applebee of $6,000 for 2002, $11,259 for 2001 and $11,292 for 2000, and for Mr. Foss of $6,000 for 2002, $12,053
     for 2001 and $11,882 for 2000.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During the fiscal year ended December 31, 2002, the Compensation Committee, which consisted of all directors, met to review the performance of the executive officers and determine compensation programs and adjustments. Andrew F. Applebee, Richard A. Foss and John C. Williams are directors of the Company in addition to being executive officers of the Company. Messrs. Applebee, Foss and Williams do not participate in the Board of Director's determination of their respective compensation as executive officers.

     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION. The Compensation Committee evaluates the performance of the Chairman and the Chief Executive Officer and other executives, and reviews and approves increases to base compensation as well as the level of bonus, if any, to be awarded. The Compensation Committee also approves any perquisites payable to such officers. In addition, the Compensation Committee determines the budget for salaries for other executive officers, and reviews the report of the Chief Executive Officer regarding the allocation of compensation of such other officers. In determining whether the base salary of the Chairman and Chief Executive Officer should be increased, the budget for other executive officers and whether to approve the Chief Executive Officer's allocation of such amounts, the Compensation Committee takes into account individual performance and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. The Compensation Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chairman and Chief Executive Officer.

     While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chairman, Chief Executive Officer and other executive officers, it weighs a variety of different factors in its deliberations. Factors considered by the Committee in fiscal 2002 included operating performance, general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and nonquantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of each of the Company's executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, as well as the lack of inflation generally, and the range of compensation paid to officers of peer institutions.

     This report has been provided by the Board of Directors: Andrew F. Applebee, Richard A. Foss, Roger D. Cannell, Michael R. Goldasich, Dean H. Hess, Emily Osburn, Harvey D. Scott III and John C. Williams.

PERFORMANCE GRAPH

     Set forth hereunder is a performance graph comparing (a) the total return on the common stock of the Company and predecessor Bank for the period beginning on January 1, 1998, through December 31, 2002, (b) the cumulative total return on stocks included in the S&P 500 Index over such period, (c) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and (d) the cumulative total return of publicly traded thrifts or thrift holding companies in the mutual holding company structure over such period. The cumulative total return on the Company's common stock was computed assuming the reinvestment of cash dividends.

--------------------------------------------------------------------------------
                           JACKSONVILLE BANCORP, INC.
--------------------------------------------------------------------------------




                            TOTAL RETURN PERFORMANCE




                              [PERFORMANCE GRAPH]


                                                          PERIOD ENDING
                             ---------------------------------------------------------------------------
INDEX                          12/31/97    12/31/98      12/31/99     12/31/00      12/31/01   12/31/02
--------------------------------------------------------------------------------------------------------
Jacksonville Bancorp, Inc.      100.00       58.51         42.61        48.44         61.17      62.02

NASDAQ - Total US               100.00      140.99        261.48       157.42        124.89      86.33

SNL MHC Thrift Index            100.00       68.65         61.06        85.14        110.81     159.12
Benefit Plans

     MEDICAL AND LIFE INSURANCE ASSISTANCE. The Company provides full-time employees with medical and life insurance.

     401(k) PLAN. The Company maintains the Company 401(k) Profit Sharing Plan (the "401(k) Plan") which is a qualified, tax-exempt profit sharing plan under
Section 401(k) of the Code. All employees who have reached age 21 and have completed 12 consecutive months of employment (beginning with their first day of employment) during which they worked at least 1,000 hours are eligible to participate. Assets of the 401(k) Plan are managed by the Company's Trust Department which is the 401(k) Plan trustee ("Trustee").

     Under the 401(k) Plan, participants are permitted to make salary reduction contributions to the 401(k) Plan. The participants' salary reduction contribution may be matched by the Company in an amount to be determined annually. In addition, the Company may make discretionary contributions to the 401(k) Plan. The Company's contribution for the year, if any, will be integrated with the Company's social security contribution on behalf of participants so that participants with compensation in excess of the social security taxable wage base will receive a larger contribution on the excess amount. To receive an allocation of the profit sharing contribution, a participant must have 1,000 hours of service during the Plan Year and be employed on the last day of the Plan Year. (The plan year is January 1 to December 31 (the "Plan Year")). All employee contributions and earnings thereon are fully and immediately vested. All Company discretionary contributions vest at the rate of 20% per year commencing after a participant has three years of service with the Company until a participant is 100% vested after seven years of service. Participants will also vest in Company discretionary contributions upon the attainment of early retirement (i.e., age 55 with seven years of participation), the normal retirement age of 65 or later, death or disability, regardless of their years of service. A participant may withdraw salary reduction contributions in accordance with the terms of the 401(k) Plan in the event the participant suffers a serious financial hardship.

     Plan benefits will be paid to each participant in either a single or lump sum payment in cash or property or in installments. At December 31, 2002, the market value of the 401(k) Plan trust fund equaled approximately $1,999,864. The Company did not make any discretionary contributions to the 401(k) Plan for the Plan Year ended December 31, 2002.

     DEFERRED COMPENSATION AGREEMENTS. The Company has entered into deferred compensation agreements with Messrs. Applebee and Foss. Pursuant to the deferred compensation agreements, the Company may contribute annually $4,000 or more for the individuals. The Company is not obliged to invest funds contributed under the deferred compensation agreement; however, earnings and gains from the investment of contributed funds shall be credited to the individual's account. Employees are entitled to distributions under the deferred compensation agreement in the event of retirement, termination, death or disability. Benefits may be paid to the employee or his beneficiary in a lump sum or in annual installments over a period not to exceed 15 years. As of the year ended December 31, 2002, the Company contributed $6,000 to Mr. Applebee's and $6,000 to Mr. Foss' accounts, respectively.

     EMPLOYMENT AGREEMENTS. On November 13, 1997, the Company and the Mutual Holding Company entered into employment agreements with Andrew F. Applebee, Chairman of the Board, and Richard A. Foss, President and Chief Executive Officer of the Mutual Holding Company and the Company. The employment agreements ensure that the Company and the Mutual Holding Company will be able to maintain a stable and competent management base. The continued succes s of the Company and the Mutual Holding Company depends to a significant degree on the skill and competence of the Chairman of the Board, and the President and Chief Executive Officer.

     Each employment agreement provides for a three-year term. Commencing on the anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the employment agreement for an additional year unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreements provide for a base salary of $102,600 and $101,400 for Messrs. Applebee and Foss, respectively, and will be reviewed annually. In addition to the base salary, the employment agreements provide that Mr. Applebee and Mr. Foss are to receive all benefits provided to permanent full-time employees of the Company, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Company or the Mutual Holding Company for cause at any time. In the event the Company or the Mutual Holding Company chooses to terminate Mr. Applebee's or Mr. Foss' employment for reasons other than for cause, as defined, disability or retirement, or upon the termination of either Mr. Applebee or Mr. Foss for reasons other than a change in control, as defined, or in the event of either Mr. Applebee's or Mr. Foss' resignation from the Company or the Mutual Holding Company upon (i) failure to reelect him to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment by more than 30 miles or material reduction in benefits or perquisites, (iv) certain liquidations or dissolutions of the Company or the Mutual Holding Company, or
(v) a breach of the agreement by the Company or the Mutual Holding Company, the executive, or in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the employment agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Company. The Board may also pay a severance payment if the executive voluntarily terminates his employment prior to a change in control.

     If termination, whether voluntary or involuntary, follows a change in control of the Company or the Mutual Holding Company during the term of the agreement, other than for death, disability or for cause, as defined in the employment agreement, the executive or, in the event of death, his beneficiary, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the employment agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Company and the Mutual Holding Company would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreement to the extent allowed by the plan or policies maintained by the Company or the Mutual Holding Company from time to time. For these purposes, a "change in control" is defined generally to mean: (i) a plan of reorganization, merger or sale of substantially all of the assets of the Company or the Mutual Holding Company that is not approved by a majority of the Board of Directors of the Company or the Mutual Holding Company; (ii) changes to the Board of Directors of the Company or the Mutual Holding Company whereby individuals who constitute the current board cease to constitute a majority of the board, subject to certain exceptions; and (iii) an acquisition of "control" as defined in the Company Holding Company Act or (iv) an acquisition of the Company's Stock requiring submission of notice under the change in Company Control Act, provided however, that a change in control shall not be deemed to occur under (i), (iii), or (iv) if the transactions are approved by a majority of the Board of Directors. If the change in control provisions of the employment agreements to be entered into between the Company and Mr. Applebee and Mr. Foss were triggered, the total payments to Mr. Applebee and Mr. Foss would be $298,235 and $286,681, respectively.

     The employment agreements provide that for a period of one year following termination the executive agrees not to compete with the Company or the Mutual Holding Company in any city, town or county in which the Company or the Mutual Holding Company maintains an office or has filed an application to establish an office.

     1996 STOCK OPTION PLAN. The 1996 Stock Option Plan (the "Stock Option Plan") provides officers, employees, nonemployee directors and directors emeritus of the Company and Jacksonville Bancorp, M.H.C. with options and limited rights to purchase up to 83,625 shares, or 10% of the number of shares of Common Stock issued to stockholders, other than Jacksonville Bancorp, M.H.C. The Stock Option Plan authorizes grants of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, (ii) options that do not so qualify (nonstatutory options) and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Company of Jacksonville Bancorp, M.H.C. Nonemployee directors and directors emeritus are only eligible to receive nonstatutory options. Each nonemployee director received options to purchase 1,500 shares of Common Stock. No options were granted during the year ended December 31, 2002.

     In granting options, the Stock Benefits Committee considers factors such as salary, length of employment with the Company, and the employee's overall performance. All stock options are exercisable in five equal annual installments of 20% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to death or disability, or in the event of a change in control of Jacksonville Bancorp, M.H.C. or the Company. With respect to grants to employees, all options will become 100% exercisable in the event the employee terminates employment due to normal retirement as defined in the Stock Option Plan. Options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Stock Benefits Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. Options which are not exercised prior to their expiration or in the event the Optionee otherwise fails to exercise them in a timely manner, shall be eligible for grant to another employee or director.

     In the event that the Company or Jacksonville Bancorp, M.H.C. experiences a "change in control" (as defined in the Stock Option Plan), the Optionee will have the right to receive an amount of cash equal to the difference between the exercise price of the option and the fair market value of shares of Common Stock subject to the option on the date of exercise (a "Limited Right"). Upon the exercise of a Limited Right, the related option to acquire Common Stock shall cease to exist; conversely if an optionee exercises the option to acquire Common Stock, the related Limited Right shall terminate. If an optionee elects to exercise his or her Limited Right, the Company shall promptly pay the optionee cash in an amount equal to the difference between the option exercise price and the fair market value (as defined) of the underlying shares of Common Stock on the date the Limited Right is exercised multiplied by the number of shares of Common Stock with respect to which the Limited Right is being exercised.

     In the event of termination of employment, death or disability, the Company and/or Jacksonville Bancorp, M.H.C., if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of employment, termination of service for death or Disability.

     The Board of Directors may modify or amend the Stock Option Plan in any respect with regard to awards made to officers or employees; provided that stockholder approval shall be required for any modification or amendment which:
(a) increases the maximum number of shares for which options may be granted, subject to provisions of the Stock Option Plan intended to prevent dilution or the enlargement of the rights of a participant; (b) reduces the exercise price at which an award may be granted, subject to adjustments in the exercise price intended to prevent dilution or the enlargement of the rights of a participant;
(c) extends the period during which options may be granted or exercised beyond those times originally proscribed; or (d) changes the persons eligible to participate in the Stock Option Plan. No modification or amendment may affect the rights of a participant under an outstanding award.

     2001 STOCK OPTION PLAN. The 2001 Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights"), and dividend equivalent rights. Each award is on such terms and conditions, consistent with the Stock Option Plan and applicable laws and regulations, as the committee administering the Stock Option Plan may determine.

     The term of stock options generally will not exceed ten years from the date of grant (or ten years and one day in the case of nonstatutory stock options). Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("nonstatutory stock options"). Any shares subject to an award that terminates, expires or is forfeited unexercised will again be available for issuance under the Stock option Plan. Generally, in the discretion of the Board, all or any nonstatutory stock options granted under the Stock Option Plan may be transferrable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan

     Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the time as that of the original option that the holder has exercised.

     Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividend, multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. No options were granted to the named executive officers or directors in 2002.

     The following table sets forth information concerning options outstanding and exercised to the named executive officers at December 31, 2002.

------------------------------------------------------------------------------------------------------------------
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
--------------------- ------------------ --------------- --------------------------- -----------------------------
                                                            NUMBER OF SECURITIES
                       SHARES ACQUIRED       VALUE         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN -
        NAME            UPON EXERCISE      REALIZED (1)          OPTIONS AT              THE-MONEY OPTIONS AT
                                                               FISCAL YEAR-END             FISCAL YEAR-END(2)
--------------------- ------------------ --------------- --------------------------- -----------------------------

                                                          EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
--------------------- ------------------ --------------- --------------------------- -----------------------------

Andrew F. Applebee           N/A              N/A                 30,500/0                     $44,010/$0
--------------------- ------------------ --------------- --------------------------- -----------------------------

Richard Foss                 N/A              N/A                 29,000/0                     $41,040/$0
--------------------- ------------------ --------------- --------------------------- -----------------------------

----------------
(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed using the price of the Common Stock as quoted on the Nasdaq Small Cap Market at the time of exercise.

(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2002, at which date the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market was $10.81.

     Set forth below is information as of December 31, 2002 regarding equity compensation plans categorized by those plans that have been approved by the stockholders of the Company. The Company did not have any equity compensation plans that were not approved by its stockholders.

-------------------------------------- ---------------------------- ------------------- -------------------------
                                        NUMBER OF SECURITIES TO BE
                                         ISSUED UPON EXERCISE OF                          NUMBER OF SECURITIES
                                         OUTSTANDING OPTIONS AND      WEIGHTED AVERAGE   REMAINING AVAILABLE FOR
               PLAN                              RIGHTS                EXERCISE PRICE     ISSUANCE UNDER PLAN
-------------------------------------- ---------------------------- ------------------- -------------------------
Equity compensation plans approved
by stockholders..................                152,726                    $9.50                 - 0 -
-------------------------------------- ---------------------------- ------------------- -------------------------
Equity compensation plans not
approved by stockholders.........                  N/A                       N/A                   N/A
    Total........................                152,726                    $9.50                 - 0 -
-------------------------------------- ---------------------------- ------------------- -------------------------

     TRANSACTIONS WITH CERTAIN RELATED PERSONS. The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms consistent with the provisions of federal and state regulation, which governs loans to directors and executive officers and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction. At December 31, 2002, the Company had loans with an aggregate balance of $803,000 outstanding to its executive officers and directors. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other employees, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act and the FDIC Regulation O.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has approved the engagement of McGladrey & Pullen, LLP to be the Company's auditors for the 2003 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the Company's fiscal year ending December 31, 2003. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting, and will have an opportunity to make a statement and to answer questions.

     AUDIT FEES. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP (the "Independent Auditor") for the audit of the Company's annual financial statements and for the review of the Company's Form 10-K, annual report and Form 10-Q were $45,000 for 2002 and $44,060 for 2001.

     AUDIT-RELATED FEES. During the past two years we were not billed for professional services by the Independent Auditor that were not directly related to the preparation of the audit.

     TAX FEES. During the past two fiscal years the aggregate fees billed for professional services by the Independent Auditor for tax services were $16,922 for 2002 and $13,103 for 2001.

     ALL OTHER FEES. The aggregate fees billed for professional services rendered for the Company by the Independent Auditor for service other than those listed above were $16,722 for 2002 and $343,916 for 2001.

     In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for the 2003 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for the 2003 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 1211 West Morton Avenue, Jacksonville, Illinois, no later than December 9, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five (5) days before the date fixed for such meeting. The notice mu st include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the Annual Meeting of Stockholders is expected to be held is April 28, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2004 Annual Meeting of Stockholders must be given to the Company no later than April 23, 2004.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. A copy of the Company's Annual Report accompanies this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, WHICH ALSO CONSTITUTES THE COMPANY'S ANNUAL DISCLOSURE STATEMENT WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE BY ACCESSING THE COMPANY'S WEBSITE AT "WWW.JACKSONVILLESAVINGS.COM" OR UPON WRITTEN OR TELEPHONIC REQUEST TO DIANA TONE, AT, 1211 WEST MORTON AVENUE, JACKSONVILLE, ILLINOIS 62650 OR CALL (217) 245-4111.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ John D. Eilering
-------------------------------------
John D. Eilering
Corporate Secretary
Jacksonville, Illinois
March 31, 2003

                                 REVOCABLE PROXY

                           JACKSONVILLE B ANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 2003


     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of the Company, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's main office, 1211 West Morton Avenue at 1:30 p.m. (Illinois time) on April 22, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


1.   The election as director of the nominees              FOR                 VOTE
     listed below to serve for a three-year                ---                WITHELD
     term (except as marked to the contrary        (EXCEPT AS MARKED TO       -------
     below).                                       THE CONTRARY BELOW).

     Roger D. Cannell
     Richard A. Foss
     Michael R. Goldasich                                  / /                  / /
     Harmon B. Deal, III - for a two-year
     term.

     INSTRUCTION:  TO WITHHOLD  YOUR
     VOTE FOR ONE OR MORE  NOMINEES,  WRITE
     THE NAME OF THE NOMINEE(S) ON THE
     LINES BELOW.

     ---------------------------------------

     ---------------------------------------

     ---------------------------------------

 2.                                                         FOR               AGAINST            ABSTAIN
     The ratification of the appointment of
     McGladrey & Pullen, LLP as auditors
     for the fiscal year ending December 31,
     2003.                                                  / /                 / /                / /

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the

Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated March 31, 2003, and audited financial statements.

Dated: March 31, 2003                / / Check Box if You Plan to Attend Meeting





--------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


--------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                   in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------